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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 30, 2004
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                            CPI AEROSTRUCTURES, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)



           New York                       1-11398                11-2520310
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(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)




200A Executive Drive, Edgewood, New York                            11717
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code (631) 586-5200
                                                   --------------



                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

          99.1 Press Release, dated March 30, 2004 announcing December 31, 2003 financial results.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On March 30, 2004, CPI Aerostructures, Inc. issued a press release discussing its financial results for the fourth quarter and year-ended December 31, 2003. The press release is included as Exhibit 99.1 hereto.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 30, 2004                         CPI AEROSTRUCTURES, INC.



                                               By:    /s/ Edward J. Fred
                                                   --------------------------
                                                   Edward J. Fred
                                                   Chief Executive Officer




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